                         ANNUAL REPORT
                         OCTOBER 31, 2001

PRUDENTIAL
TAX-MANAGED SMALL-CAP FUND, INC.

                         FUND TYPE
                         Small-capitalization stock

                         OBJECTIVE
                         Long-term capital appreciation



                         This report is not authorized for
                         distribution to prospective investors
                         unless preceded or accompanied by a
                         current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio
                         holdings are for the period covered by
                         this report and are subject to change
                         thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                            (LOGO)

Prudential Tax-Managed Small-Cap Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Tax-Managed Small-Cap Fund
(the Fund) seeks long-term capital growth by using quantitative investment techniques to buy primarily the stocks of U.S. companies with market capitalizations like those of the Standard & Poor's SmallCap 600 Stock
Price Index (S&P SmallCap 600 Index).
Since May 31, 2000, the Fund also attempts to minimize taxable distributions.
Computer-aided portfolio construction
helps improve the risk/reward profile of our holdings, but there can be no assurance that the Fund will achieve its investment objective. Smaller-company stocks historically have often performed very differently from stocks of large companies, and so can help diversify a stock portfolio. They may have limited marketability, and may be subject to more abrupt or erratic movements than stocks of larger companies.

Sector Composition
% of the  % of the
 Fund's   S&P 600
 Equity   SmallCap
 Assets*  Index*
  23.5%    20.0% Consumer Discretionary
  16.7     18.0  Industrials
  15.4     15.9  Information Technology
  14.0     14.0  Healthcare
  10.5     11.0  Financials
   6.2      6.3  Energy
   5.4      5.0  Consumer Staples
   4.4      4.5  Utilities
   3.1      4.8  Materials
   0.8      0.5  Telecommunication Svcs.
*As of 10/31/01.

Ten Largest Holdings
Expressed as a percentage of the Fund's
equity assets as of 10/31/01
1.2%  Universal Health Services, Inc.
      Healthcare

1.2  AdvancePCS
     Healthcare

1.1  99 Cents Only Stores
     Retail

1.0  Costellation Brands, Inc.
     Foods

0.8  Adaptec, Inc.
     Computer Software & Services

0.8  Accredo Health
     Drugs & Medical Supplies

0.8  Cullen/Frost Bankers, Inc.
     Banking

0.8  Whole Foods Market, Inc.
     Foods

0.7  Ruby Tuesday, Inc.
     Food & Restaurants

0.7  Coventry Health Care, Inc.
     Healthcare
Holdings are subject to change.

         www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

Cumulative Total Returns1                As of 10/31/01
                                    One           Since
                                    Year        Inception2
  Class A                          -6.21%         -4.86%
  Class B                          -7.06          -7.77
  Class C                          -7.06          -7.77
  Class Z                          -6.07          -4.02
Lipper Small-Cap Core Fund Avg.3   -5.62          18.70
  S&P SmallCap 600 Index4          -6.38          16.87

Average Annual Total Returns1            As of 9/30/01
                                    One           Since
                                    Year        Inception2
  Class A                          -14.62%        -3.65%
  Class B                          -15.32         -3.62
  Class C                          -12.63         -3.38
  Class Z                           -9.96         -2.14

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges.
The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales
charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception date: Class A, B, C, and Z,
11/10/97.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper
Small-Cap Core Fund category. Funds in the
Lipper Small-Cap Core Fund Average, by
portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar-weighted median market capitalization of the S&P
SmallCap 600 Index, have wide latitude in the companies in which they invest, and have price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

4 The S&P SmallCap 600 Index is an
unmanaged, market capitalization-weighted
index comprising 600 domestick stocks
chosen for market size, liquidity, and
industry group representation. These
returns do not include the effect of any
operating expenses of a mutual fund. These
returns would be lower if they included
the effect of operating expenses.
Investors cannot invest directly in an
index.
                                     1

(LOGO)                 December 14, 2001

DEAR SHAREHOLDER,
During the Prudential Tax-Managed Small-
Cap Fund's 12-month reporting period ended
October 31, 2001, its benchmark, the
Standard & Poor's SmallCap 600 Index (S&P
SmallCap 600 Index) declined by 6.38%. The
Fund's Class A shares returned -6.21%,
marginally better than the benchmark. The
Fund's performance was in line with its
design--to reflect the overall performance of small-cap stocks while outperforming its benchmark. The Fund's return over this reporting period placed it in the upper half of the Lipper Small-Cap Core Fund group.

Small companies are usually more
vulnerable to economic shocks than large companies. This time was an exception, however, as inexpensive small-company stocks saw a decline that was about a quarter of the size of the large-cap Standard & Poor's 500 Composite Stock
Price Index's (S&P 500 Index) plunge.
Conversely, when economies start to
improve, small-cap stocks have historically outperformed large-cap stocks. The tendency of small- and large-cap stocks to perform differently underscores the importance of diversification. A portfolio that holds both large- and small-cap stocks is better positioned to weather the fluctuations that occur during the course of a normal business cycle. The Prudential Tax-Managed
Small-Cap Fund provides easy access to the small-cap stocks that can add an important element of diversification to your portfolio.

For more on the Fund's performance, please refer to the Investment Adviser's Report that follows.

Sincerely,

David R. Odenath, Jr., President
Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Tax-Managed Small-Cap Fund, Inc.

Annual Report  October 31, 2001

INVESTMENT ADVISER'S REPORT

OUR QUANTITATIVE TAX-MANAGED INVESTMENT
DISCIPLINE LIMITING RISK EXPOSURES
Our definition of success is a return that is better than the overall market for small-cap stocks, as measured by the S&P
SmallCap 600 Index, over the long term, so we try to be somewhat like the Index, only a bit better. The Prudential Tax-Managed
Small-Cap Fund is managed to reduce the
risk of a large deviation in return from the Fund's S&P SmallCap 600 Index benchmark while increasing the likelihood that its performance will be better than the Index.

We classify the market into a number of
economic sectors and allow only small
deviations from the benchmark S&P SmallCap
600 Index weights in each sector. We also limit deviations to other factors, including industry, market capitalization, and growth or value "styles." Such deviations do not come about because we make judgments about which industries or market capitalization group will outpace others. Rather, we attempt to overweight
(or underweight) individual stocks on the basis of our assessment of their investment prospects. Over time, we expect our variations from the Index on various risk factors to have only a minor impact on our return.

HOW WE SELECT STOCKS
Our primary objective is to add value
through judiciously chosen individual
securities. Usually, both growth stocks
and value stocks are represented in our
portfolio. We have found that no single
group of selection criteria identifies
winners and losers equally well within
each style. Consequently, we apply
different selection criteria to growth and value stocks.

Research suggests that investors tend to
overemphasize recent news while neglecting
longer-term trends. So among slow-growing
stocks, we tend to buy and hold shares in
companies that become underpriced relative
to their
                                3

Prudential Tax-Managed Small-Cap Fund, Inc.

Holdings expressed as a percentage of the Fund's equity assets

Comments on Largest Holdings  As of 10/31/01
---------------------------------------------------------------
% of the  % of the
Fund's    S&P 600
Equity   SmallCap
Assets    Index
1.2%       0.7%   Universal Health Services, Inc./Healthcare
                  Analysts have been revising their
                  earnings estimates for this hospital
                  management firm sharply upward, so its
                  valuation (relation of share price to
                  earnings) has become more attractive.

1.2        0.8    AdvancePCS/Healthcare
                  This health services company has an
                  above-average projected growth rate.

1.1        0.6    99 Cents Only Stores/Retail
                  This deep-discount retailer has an
                  above-average projected growth rate, and analysts have been revising their earnings estimates sharply upward.

1.0        0.5    Constellation Brands, Inc./Foods
                  This maker of alcohol beverage
                  products has a slightly above-average
                  growth rate, and its valuation has become more attractive.

0.8        0.4    Adaptec, Inc./Computer Software & Services
                  This technology storage device
                  company has a high projected earnings
                  growth rate and above-average earnings
                  quality (probability of consistent growth).

                  Holdings are subject to change.
4
        www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

earnings or book value. We do this in the belief that the market has over-reacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value. Even though earnings may grow slowly for these firms, we believe that the shares have good prospects for capital appreciation should prices move toward intrinsic value.

Among stocks in rapidly growing companies, however, both theory and practice suggest that investors' overconfidence slows their response to news about future growth. We try to emphasize stocks of companies that have had positive news about their future prospects, in the belief that the market will eventually follow. We hold these stocks until negative news calls into question the firm's ability to sustain profitable future growth. In contrast to value stocks, we de-emphasize price because low prices do not necessarily make attractive growth stocks.

TAX MANAGEMENT
The changes in market value of stocks in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the sale of the shares. This is called "realizing" the gain or loss.

We review our portfolio daily for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses and search for stocks with a similar risk profile to purchase as a substitute.
We try to keep a tax-loss carry-forward--a net realized loss that can be subtracted from future gains.

ANALYSIS OF THE PERIOD'S RETURN
Over the past 12 months, small-cap stocks
outperformed large-cap stocks. Even within
the S&P SmallCap 600 Index, the smaller-
capitalization-size segments outperformed
the larger segments. The Fund's modest
underweight in the smaller stocks of the
S&P SmallCap 600 Index was a drag on
performance. However, value stocks handily
outperformed growth stocks
                                   5

Prudential Tax-Managed Small-Cap Fund, Inc.

Annual Report  October 31, 2001

during this period because technology
stocks--most of which are classified as
growth stocks--saw sharp declines. The
Fund's modest tilt toward stocks with
lower price/earnings (P/E) ratios--value stocks--brought its performance up slightly above the S&P SmallCap 600 Index.

The largest positive contributor to the
Fund's performance was its underweight in the poor-performing health technology sector, as well as a good selection of the stocks we did hold in the sector. An overweight in ResMed Inc., which advanced
119%, particularly helped our performance.
Retail stocks had above-average returns, and we had an overweight position in the sector. Moreover, our stock picks in this sector also did well, particularly our holdings in Group 1 Automotive (+170%),
Pep Boys (+171%), and Michael's Stores
(+111%). Our stock selection in the
consumer services and consumer nondurables sectors was also good.

Both financials stocks and utilities
stocks performed well over the past 12
months, and our underweighting in these
sectors hurt the Fund's performance. In
addition, our stock selection in these
sectors lagged the Index.

Prudential Tax-Managed Small-Cap Fund Management Team

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.5%
COMMON STOCKS  98.5%
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  23.2%
Auto & Truck  1.9%
      20,200   Copart, Inc.(a)                                        $      592,870
       6,000   O'Reilly Automotive, Inc.(a)                                  169,560
       5,000   Oshkosh Truck Corp.                                           191,500
      31,600   Pep Boys - Manny, Moe & Jack                                  371,300
       6,800   Tower Automotive, Inc.(a)                                      41,616
       4,900   Visteon Corp.                                                  58,310
       5,800   Winnebago Industries, Inc.                                    141,114
                                                                      --------------
                                                                           1,566,270
-------------------------------------------------------------------------------------
Business Services  0.1%
       5,300   Applied Industrial Technologies, Inc.                          87,715
-------------------------------------------------------------------------------------
Chemicals  0.1%
       8,900   Wellman, Inc.                                                 112,229
-------------------------------------------------------------------------------------
Commercial Services  0.6%
       4,100   Prime Hospitality Corp.(a)                                     37,638
      18,225   SCP Pool Corp.(a)                                             423,549
                                                                      --------------
                                                                             461,187
-------------------------------------------------------------------------------------
Consumer Products  4.3%
      14,900   Action Performance Co., Inc.(a)                               390,529
       6,900   American Greetings Corp. (Class 'A' Stock)                     96,738
      23,800   Arctic Cat, Inc.                                              385,560
      10,400   Fossil, Inc.(a)                                               188,656
       1,200   Furniture Brands International, Inc.(a)                        28,812
      20,700   Interface, Inc. (Class 'A' Stock)                              83,007
      15,200   JAKKS Pacific, Inc.(a)                                        286,520
       3,000   K-Swiss, Inc. (Class 'A' Stock)                                84,210
      18,700   Kellwood Co.                                                  364,463
       4,300   La-Z-Boy, Inc.                                                 76,712
       4,100   Libbey, Inc.                                                  128,740
       5,800   Nautica Enterprises, Inc.(a)                                   70,296

    See Notes to Financial Statements                                      7

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       9,100   OshKosh B'Gosh, Inc. (Class 'A' Stock)                 $      316,134
       8,400   Polaris Industries, Inc.                                      377,664
      12,000   Quiksilver, Inc.(a)                                           158,040
      21,600   Russell Corp.                                                 266,112
       3,500   Timberland Co. (Class 'A' Stock)                              113,680
       6,200   Wolverine World Wide, Inc.                                     91,326
                                                                      --------------
                                                                           3,507,199
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.2%
       4,300   ADVO, Inc.(a)                                                 155,101
-------------------------------------------------------------------------------------
Electronics  0.2%
       5,300   Harman International Industries, Inc.                         175,165
-------------------------------------------------------------------------------------
Entertainment  0.6%
       5,000   4Kids Entertainment, Inc.(a)                                  105,000
       7,900   Anchor Gaming(a)                                              401,557
       2,100   Pinnacle Entertainment, Inc.(a)                                14,490
                                                                      --------------
                                                                             521,047
-------------------------------------------------------------------------------------
Food & Restaurants  4.0%
      13,200   Applebee's, Inc.                                              397,320
       5,000   CEC Entertainment, Inc.(a)                                    193,700
       2,850   Cheesecake Factory, Inc.(a)                                    80,370
      13,600   IHOP Corp.(a)                                                 347,616
      14,200   Jack In The Box, Inc.(a)                                      349,320
       7,600   P.F. Chang's China Bistro, Inc.(a)                            301,188
      10,700   RARE Hospitality, Inc.(a)                                     195,061
      35,000   Ruby Tuesday, Inc.                                            603,400
      19,000   Ryan's Family Steak Houses, Inc.(a)                           342,000
      13,600   Sonic Corp.(a)                                                455,736
                                                                      --------------
                                                                           3,265,711
-------------------------------------------------------------------------------------
Housing Construction  3.0%
      14,600   Building Material Holdings Corp.(a)                           175,200
      16,310   D.R. Horton, Inc.                                             364,529
      18,600   Fleetwood Enterprises, Inc.(a)                                186,372
       2,860   M.D.C. Holdings, Inc.                                          76,276

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       1,900   NVR, Inc.(a)                                           $      300,770
      10,600   Ryland Group, Inc.                                            567,100
      18,500   Standard Pacific Corp.                                        337,625
      14,700   Toll Brothers, Inc.(a)                                        458,052
                                                                      --------------
                                                                           2,465,924
-------------------------------------------------------------------------------------
Machinery  0.3%
       6,000   Toro Co.                                                      257,400
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.5%
      25,600   Aztar Corp.(a)                                                367,360
-------------------------------------------------------------------------------------
Oil & Gas
       1,300   WD-40 Co.                                                      29,276
-------------------------------------------------------------------------------------
Retail  7.3%
      24,200   99 Cents Only Stores(a)                                       860,310
       9,100   AnnTaylor Stores Corp.(a)                                     200,200
      15,700   Brown Shoe Co., Inc.                                          172,700
       3,700   Burlington Coat Factory Warehouse Corp.                        55,315
      22,600   Cato Corp. (Class 'A' Stock)                                  383,070
      20,950   Chico's Fas, Inc.(a)                                          544,700
      11,300   Department 56, Inc.(a)                                         79,100
      15,000   Dress Barn, Inc.(a)                                           339,600
      15,600   Ethan Allen Interiors, Inc.                                   499,356
      17,400   Group 1 Automotive, Inc.(a)                                   466,320
       4,600   Michaels Stores, Inc.(a)                                      236,302
      39,900   Pier 1 Imports, Inc.                                          439,299
       9,500   Regis Corp.                                                   201,970
       4,350   REX Stores Corp.(a)                                            59,813
      10,500   School Specialty, Inc.(a)                                     324,975
      32,100   ShopKo Stores, Inc.(a)                                        277,665
      18,750   Wet Seal, Inc. (Class 'A' Stock)(a)                           381,562
      15,000   Zale Corp.(a)                                                 429,300
                                                                      --------------
                                                                           5,951,557
-------------------------------------------------------------------------------------
Transportation  0.1%
       3,400   ArvinMeritor, Inc.                                             51,068

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
CONSUMER STAPLES  5.2%
Beverages
       1,900   Great Atlantic & Pacific Tea Co., Inc.(a)              $       35,302
-------------------------------------------------------------------------------------
Consumer Products  0.2%
      24,300   NBTY, Inc.(a)                                                 207,279
-------------------------------------------------------------------------------------
Foods  4.8%
      11,100   American Italian Pasta Co. (Class 'A' Stock)(a)               452,103
      18,900   Constellation Brands, Inc. (Class 'A' Stock)(a)               775,656
      18,100   Corn Products International, Inc.                             544,810
       5,200   Fleming Cos., Inc.                                            125,320
       3,200   J & J Snack Foods Corp.(a)                                     70,848
       9,800   Nash-Finch Co.                                                225,890
       7,400   Performance Food Group Co.(a)                                 217,486
       5,500   Ralcorp Holdings, Inc.(a)                                     107,250
      18,400   Smithfield Foods, Inc.(a)                                     387,320
       7,619   Tyson Foods, Inc. (Class 'A' Stock)                            74,590
      15,700   United Natural Foods, Inc.                                    324,990
      18,000   Whole Foods Market, Inc.(a)                                   625,500
                                                                      --------------
                                                                           3,931,763
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.2%
       7,200   Delta & Pine Land Co.                                         129,960
-------------------------------------------------------------------------------------
Retail
         300   Casey's General Stores, Inc.                                    3,735
-------------------------------------------------------------------------------------
ENERGY  6.1%
Chemicals
       1,000   Ashland, Inc.                                                  40,260
-------------------------------------------------------------------------------------
Oil & Gas  0.2%
       4,000   Sunoco, Inc.                                                  149,720
       1,400   USX-Marathon Group                                             38,626
                                                                      --------------
                                                                             188,346

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.5%
       3,800   Atwood Oceanics, Inc.(a)                               $      115,938
      14,000   Cal Dive International, Inc.(a)                               292,460
         700   Devon Energy Corp.                                             26,810
       3,700   Evergreen Resources, Inc.(a)                                  147,778
       5,690   Howell Corp.                                                   66,573
         927   Kerr-McGee Corp.                                               53,395
       2,400   Key Production Co., Inc.(a)                                    37,440
      14,000   Louis Dreyfus Natural Gas Corp.(a)                            554,400
       4,200   Newfield Exploration Co.(a)                                   146,202
      18,100   Nuevo Energy Co.(a)                                           255,210
      13,900   Oceaneering International, Inc.(a)                            271,050
      12,100   Patina Oil & Gas Corp.                                        326,095
       3,300   Plains Resources, Inc.(a)                                      90,090
       9,600   Pogo Producing Co.                                            262,272
      12,900   Remington Oil & Gas Corp.(a)                                  221,880
       2,800   SEACOR SMIT, Inc.(a)                                          110,992
      19,500   Seitel, Inc.(a)                                               265,200
       5,100   Stone Energy Corp.(a)                                         201,705
       6,400   Swift Energy Co.(a)                                           151,360
      13,900   TETRA Technologies, Inc.(a)                                   236,578
       5,000   Tom Brown, Inc.(a)                                            116,750
       3,700   Veritas DGC, Inc.(a)                                           56,832
       7,700   Vintage Petroleum, Inc.                                       134,673
      18,850   XTO Energy, Inc.                                              339,300
                                                                      --------------
                                                                           4,480,983
-------------------------------------------------------------------------------------
Transportation  0.4%
      15,900   Offshore Logistics, Inc.(a)                                   317,205
-------------------------------------------------------------------------------------
FINANCIALS  10.3%
Banking  7.2%
       5,200   Astoria Financial Corp.                                       270,868
       5,200   Commerce Bancorp, Inc.                                        379,600
       6,000   Commercial Federal Corp.                                      149,760
      12,900   Community First Bankshares, Inc.                              309,858
      23,600   Cullen/Frost Bankers, Inc.                                    636,256

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      12,800   Dime Community Bancshares, Inc.                        $      310,400
      10,600   East West Bancorp, Inc.                                       239,454
      16,200   First Midwest Bancorp, Inc.                                   541,404
       3,800   GBC Bancorp                                                   105,716
       7,300   Hudson United Bancorp                                         189,727
         600   Investors Financial Services Corp.                             31,740
       8,200   MAF Bancorp, Inc.                                             229,600
      18,500   New York Community Bancorp, Inc.                              463,795
       1,200   North Fork Bancorporation, Inc.                                33,480
      12,390   Provident Bankshares Corp.                                    272,828
      11,200   Riggs National Corp.                                          158,480
       1,500   SouthTrust Corp.                                               33,990
      13,500   Southwest Bancorporation of Texas, Inc.(a)                    387,315
      19,500   Sterling Bancshares, Inc.                                     232,245
      10,000   UCBH Holdings, Inc.                                           290,000
       7,900   United Bankshares, Inc.                                       214,880
      16,560   Washington Federal, Inc.                                      375,084
       2,200   Whitney Holding Corp.                                          86,372
                                                                      --------------
                                                                           5,942,852
-------------------------------------------------------------------------------------
Financial Services  1.5%
      13,200   Downey Financial Corp.                                        463,848
       6,300   FirstFed Financial Corp.(a)                                   140,112
         100   LaBranche & Co., Inc.(a)                                        2,889
       1,300   Raymond James Financial, Inc.                                  37,999
      13,333   Southwest Securities Group, Inc.                              233,327
       6,900   Tucker Anthony Sutro Corp.                                    165,324
      27,900   World Acceptance Corp.(a)                                     224,874
                                                                      --------------
                                                                           1,268,373
-------------------------------------------------------------------------------------
Insurance  1.6%
       3,706   Delphi Financial Group, Inc. (Class 'A' Stock)                112,662
      17,350   Fidelity National Financial, Inc.                             399,224
      21,300   First American Corp.                                          354,645
       5,500   LandAmerica Financial Group, Inc.                             144,045
       3,100   Mutual Risk Management Ltd.(a)                                 28,365

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       1,800   Radian Group, Inc.                                     $       60,966
       8,200   Selective Insurance Group, Inc.                               176,136
                                                                      --------------
                                                                           1,276,043
-------------------------------------------------------------------------------------
HEALTH CARE  13.8%
Consumer Products  0.2%
       8,200   Sola International, Inc.(a)                                   131,036
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  7.4%
      18,850   Accredo Health, Inc.(a)                                       643,162
      18,400   ArthroCare Corp.(a)                                           363,400
      19,000   Bio-Technology General Corp.(a)                               135,850
       4,200   CONMED Corp.(a)                                                70,854
       8,200   Cooper Cos., Inc.                                             393,600
       4,900   Datascope Corp.                                               164,101
       8,400   Diagnostic Products Corp.                                     370,440
      15,470   Enzo Biochem, Inc.(a)                                         317,444
       4,200   Immunex Corp.(a)                                              100,338
         800   IMPATH, Inc.(a)                                                29,496
       4,800   INAMED Corp.(a)                                                91,440
      13,100   Invacare Corp.                                                438,850
      14,900   Mentor Corp.                                                  416,008
       5,700   MGI Pharma, Inc.(a)                                            71,877
       6,200   Organogenesis, Inc.(a)                                         24,056
       9,400   Owens & Minor, Inc.                                           165,534
       3,200   PAREXEL International Corp.(a)                                 47,776
       4,400   Pediatrix Medical Group, Inc.(a)                              127,776
      11,900   PolyMedica Corp.(a)                                           196,350
       1,400   Priority Healthcare Corp. (Class 'B' Stock)(a)                 40,446
         400   Quest Diagnostics, Inc.(a)                                     26,152
       4,800   Regeneron Pharmaceuticals, Inc.(a)                            106,080
      10,600   ResMed, Inc.(a)                                               591,480
      11,800   Respironics, Inc.(a)                                          397,424
         700   SurModics, Inc.(a)                                             25,053
       8,000   Techne Corp.(a)                                               241,120
      20,900   Theragenics Corp.(a)                                          186,010
       1,600   Varian Medical Systems, Inc.(a)                               107,360

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       6,600   VISX, Inc.(a)                                          $       77,550
       4,200   Vital Signs, Inc.                                             113,610
                                                                      --------------
                                                                           6,080,637
-------------------------------------------------------------------------------------
Health Care  5.0%
      15,300   AdvancePCS(a)                                                 929,781
      27,900   Coventry Health Care, Inc.(a)                                 598,176
       1,100   LifePoint Hospitals, Inc.(a)                                   34,298
       9,600   Mid Atlantic Medical Services, Inc.(a)                        178,080
      15,000   Orthodontic Centers of America, Inc.(a)                       378,450
      15,700   Pharmaceutical Product Development, Inc.(a)                   418,719
      11,800   Province Healthcare Co.(a)                                    325,090
         600   RehabCare Group, Inc.(a)                                       15,240
      10,200   Syncor Corp.(a)                                               295,800
      23,200   Universal Health Services, Inc. (Class 'B' Stock)(a)          937,048
                                                                      --------------
                                                                           4,110,682
-------------------------------------------------------------------------------------
Pharmaceuticals  1.2%
       3,500   Alpharma, Inc. (Class 'A' Stock)                               96,950
       4,800   Cephalon, Inc.(a)                                             302,640
         700   Express Scripts, Inc.(a)                                       28,658
       2,233   King Pharmaceuticals, Inc.(a)                                  87,065
       8,200   Medicis Pharmaceutical Corp. (Class 'A' Stock)(a)             473,058
                                                                      --------------
                                                                             988,371
-------------------------------------------------------------------------------------
INDUSTRIALS  16.4%
Aerospace/Defense  0.8%
       4,400   AAR Corp.                                                      33,440
       1,425   Alliant Techsystems, Inc.(a)                                  124,346
      15,600   BE Aerospace, Inc.(a)                                         126,672
      15,800   Esterline Technologies Corp.(a)                               213,616
       3,300   GenCorp, Inc.                                                  39,270
       3,300   Goodrich Corp.                                                 70,455
       5,300   Kaman Corp. (Class 'A' Stock)                                  71,709
         800   Triumph Group, Inc.(a)                                         20,552
                                                                      --------------
                                                                             700,060

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Business Services  0.8%
       1,400   Apollo Group, Inc. (Class 'A' Stock)(a)                $       56,910
       5,600   Bowne & Co., Inc.                                              58,520
       6,300   F. Y. I., Inc.(a)                                             226,485
       4,800   Global Payments, Inc.                                         143,760
       7,800   On Assignment, Inc.(a)                                        126,438
       1,900   Sylvan Learning Systems, Inc.(a)                               42,560
                                                                      --------------
                                                                             654,673
-------------------------------------------------------------------------------------
Commercial Services  1.8%
       4,500   Administaff, Inc.(a)                                          101,205
      10,200   Corinthian Colleges, Inc.(a)                                  372,606
      42,100   Foster Wheeler Ltd.(a)                                        212,605
       9,800   Hall, Kinion & Associates, Inc.(a)                             49,882
       3,600   Heidrick & Struggles International, Inc.(a)                    54,576
       4,700   MemberWorks, Inc.(a)                                           42,300
       8,300   Pre-Paid Legal Services, Inc.(a)                              126,575
      17,900   United Stationers, Inc.(a)                                    502,095
                                                                      --------------
                                                                           1,461,844
-------------------------------------------------------------------------------------
Computer Software & Services  1.6%
       8,250   Aeroflex, Inc.(a)                                             121,027
       1,400   BISYS Group, Inc.(a)                                           72,828
       9,700   FactSet Research Systems, Inc.                                240,075
       4,600   ITT Educational Services, Inc.                                175,030
      10,500   Mercury Computer Systems, Inc.(a)                             495,180
      15,800   Paxar Corp.(a)                                                174,590
                                                                      --------------
                                                                           1,278,730
-------------------------------------------------------------------------------------
Consumer Products  0.5%
      15,600   G & K Services, Inc. (Class 'A' Stock)                        430,716
-------------------------------------------------------------------------------------
Diversified Manufacturing  4.1%
      21,450   A.O. Smith Corp.                                              338,910
      17,000   Belden, Inc.                                                  340,170
       7,300   Brady Corp. (Class 'A' Stock)                                 230,753
       5,200   Butler Manufacturing Co.                                      121,160

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,900   CLARCOR, Inc.                                          $      145,140
       1,100   CUNO, Inc.(a)                                                  28,534
       8,400   Graco, Inc.                                                   273,000
       6,490   Griffon Corp.(a)                                               74,959
       6,700   Insituform Technologies, Inc. (Class 'A' Stock)(a)            128,372
       4,600   JLG Industries, Inc.                                           45,540
      29,900   Lennox International, Inc.                                    268,203
       1,700   Lydall, Inc.(a)                                                14,620
      12,900   Manitowoc Co., Inc.                                           354,750
      10,200   Mueller Industries, Inc.(a)                                   295,290
       7,500   National Service Industries, Inc.                             133,050
         200   Regal-Beloit Corp.                                              3,560
       1,400   Simpson Manufacturing Co., Inc.(a)                             71,960
       4,000   SPS Technologies, Inc.(a)                                     119,600
       4,000   Tecumseh Products Co. (Class 'A' Stock)                       183,000
       1,100   Textron, Inc.                                                  34,815
       3,400   Universal Forest Products, Inc.                                57,766
       2,400   Woodward Governor Co.                                         113,184
                                                                      --------------
                                                                           3,376,336
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.4%
      10,300   NDC Health Corp.(a)                                           362,560
-------------------------------------------------------------------------------------
Electronic Components  0.3%
      11,500   Artesyn Technologies, Inc.(a)                                  82,915
       6,900   Electro Scientific Industries, Inc.(a)                        162,633
                                                                      --------------
                                                                             245,548
-------------------------------------------------------------------------------------
Electronics  0.3%
       2,500   L-3 Communications Holdings, Inc.(a)                          217,175
-------------------------------------------------------------------------------------
Metals  0.3%
      21,000   Milacron, Inc.                                                249,060
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.6%
       1,000   CDI Corp.(a)                                                   17,600
      10,800   Ionics, Inc.(a)                                               253,800
       7,150   Reliance Steel & Aluminum Co.                                 165,523

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,100   Watsco, Inc.                                           $       66,249
                                                                      --------------
                                                                             503,172
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.0%
       6,200   ABM Industries, Inc.                                          169,260
      14,000   Shaw Group, Inc.(a)                                           385,000
       9,800   Tetra Tech, Inc.(a)                                           253,624
                                                                      --------------
                                                                             807,884
-------------------------------------------------------------------------------------
Telecommunications  0.2%
       7,800   C&D Technologies, Inc.                                        161,616
-------------------------------------------------------------------------------------
Transportation  3.7%
      16,700   Arkansas Best Corp.(a)                                        392,784
       7,000   Arnold Industies, Inc.                                        151,340
      17,900   Atlantic Coast Airlines Holdings, Inc.(a)                     336,162
       5,100   Landstar Systems, Inc.(a)                                     365,517
      11,300   Mesa Air Group, Inc.(a)                                        60,455
       7,400   Midwest Express Holdings, Inc.(a)                              82,140
      15,500   Pegasus Solutions, Inc.(a)                                    158,875
      15,200   Roadway Corp.                                                 414,200
      18,200   USFreightways Corp.                                           566,202
       1,100   Werner Enterprises, Inc.                                       23,815
      20,300   Yellow Corp.(a)                                               446,600
                                                                      --------------
                                                                           2,998,090
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  15.2%
Business Services  0.5%
       8,800   Fair, Isaac & Co., Inc.                                       418,440
-------------------------------------------------------------------------------------
Commercial Services  0.2%
      13,300   American Management Systems, Inc.(a)                          175,294
-------------------------------------------------------------------------------------
Computer Networks
       3,100   DMC Stratex Networks, Inc.(a)                                  16,895
-------------------------------------------------------------------------------------
Computer Software & Services  4.0%
      56,900   Adaptec, Inc.(a)                                              685,645
      16,700   Aspen Technology, Inc.(a)                                     221,275

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      30,900   Avant! Corp.(a)                                        $      312,399
      13,400   Avid Technology, Inc.(a)                                      120,332
       7,600   BARRA, Inc.(a)                                                351,500
      14,300   Cable Design Technologies Corp.(a)                            182,754
       8,500   CACI International, Inc. (Class 'A' Stock)(a)                 528,785
       8,900   Carreker Corp.(a)                                              35,333
       2,000   Citrix Systems, Inc.(a)                                        46,800
      15,600   FileNET Corp.(a)                                              227,292
       1,700   Intuit, Inc.(a)                                                68,374
         400   NCR Corp.(a)                                                   14,180
      10,300   PC-Tel, Inc.(a)                                                78,486
       7,600   Phoenix Technologies Ltd.(a)                                   69,540
       3,800   Radiant Systems, Inc.(a)                                       25,118
      15,700   Sykes Enterprises, Inc.(a)                                    151,348
      14,200   Verity, Inc.(a)                                               150,804
         700   ZixIt Corp.(a)                                                  5,859
                                                                      --------------
                                                                           3,275,824
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.7%
      17,000   Anixter International, Inc.(a)                                421,600
       2,600   Roper Industries, Inc.                                        110,240
                                                                      --------------
                                                                             531,840
-------------------------------------------------------------------------------------
Electronic Components  3.9%
       3,200   Actel Corp.(a)                                                 59,360
      14,800   Alpha Industries, Inc.(a)                                     344,544
      12,400   BEI Technologies, Inc.                                        199,640
       2,100   Brooks Automation, Inc.(a)                                     67,788
      13,200   Catapult Communications Corp.(a)                              298,980
       6,500   Coherent, Inc.(a)                                             172,250
      16,000   ESS Technology, Inc.(a)                                       205,280
      16,200   General Semiconductor, Inc.(a)                                171,720
       1,600   Hutchinson Technology, Inc.(a)                                 29,088
       9,000   Kronos, Inc.(a)                                               516,510
      17,100   Methode Electronics, Inc. (Class 'A' Stock)                   123,975
       6,000   NVIDIA Corp.(a)                                               257,160
      13,100   Park Electrochemical Corp.                                    292,785

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      10,600   Technitrol, Inc.                                       $      263,728
       9,050   Three-Five Systems, Inc.(a)                                   140,366
                                                                      --------------
                                                                           3,143,174
-------------------------------------------------------------------------------------
Electronics  1.3%
      18,400   Audiovox Corp. (Class 'A' Stock)(a)                           140,760
      11,500   Itron, Inc.(a)                                                322,690
       8,300   Keithley Instruments, Inc.                                    138,444
      12,700   Pioneer-Standard Electronics, Inc.                            112,903
       8,600   Trimble Navigation Ltd.(a)                                    151,360
      14,400   ViaSat, Inc.(a)                                               213,264
                                                                      --------------
                                                                           1,079,421
-------------------------------------------------------------------------------------
Health Care  0.5%
       7,500   Cerner Corp.(a)                                               403,125
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  0.2%
      10,600   AXT, Inc.(a)                                                  115,752
      11,200   X-Rite, Inc.                                                   78,736
                                                                      --------------
                                                                             194,488
-------------------------------------------------------------------------------------
Semiconductors  2.6%
      17,000   Cohu, Inc.                                                    296,650
       4,000   DuPont Photomasks, Inc.(a)                                    144,160
      17,800   Elantec Semiconductor, Inc.(a)                                581,882
       9,200   Electroglas, Inc.(a)                                          115,276
       1,800   Helix Technology Corp.                                         34,884
       1,500   KLA-Tencor Corp.(a)                                            61,290
       9,800   Pericom Semiconductor Corp.(a).                               131,810
       4,800   Photon Dynamics, Inc.(a)                                      127,200
      15,700   Photronics, Inc.(a)                                           389,674
       6,100   Power Integrations, Inc.(a)                                   140,361
       9,500   Ultratech Stepper, Inc.(a)                                    127,775
                                                                      --------------
                                                                           2,150,962
-------------------------------------------------------------------------------------
Telecommunications  0.4%
      15,600   Avaya, Inc.(a)                                                139,308

    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,600   Aware, Inc.(a)                                         $       25,872
      24,000   C-COR.net Corp.(a)                                            164,400
                                                                      --------------
                                                                             329,580
-------------------------------------------------------------------------------------
Utilities  0.9%
       7,756   Intermagnetics General Corp.(a)                               223,605
       9,600   THQ, Inc.(a)                                                  478,080
                                                                      --------------
                                                                             701,685
-------------------------------------------------------------------------------------
MATERIALS  3.1%
Chemicals  0.9%
       1,600   Airgas, Inc.(a)                                                21,520
       4,700   Arch Chemicals, Inc.                                           93,953
       1,400   H.B. Fuller Co.                                                72,002
      13,900   Hercules, Inc.(a)                                             105,084
       6,700   OM Group, Inc.                                                405,685
       2,300   PolyOne Corp.                                                  19,665
                                                                      --------------
                                                                             717,909
-------------------------------------------------------------------------------------
Consumer Products  0.1%
       1,300   Scotts Co. (Class 'A' Stock)(a)                                52,403
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.0%
       6,700   AptarGroup, Inc.                                              201,670
         200   Brush Engineered Materials, Inc.(a)                             2,050
      19,900   Buckeye Technologies, Inc.(a)                                 176,115
       3,700   Cambrex Corp.                                                 136,900
         900   FMC Corp.(a)                                                   42,714
       8,200   Texas Industries, Inc.                                        246,820
                                                                      --------------
                                                                             806,269
-------------------------------------------------------------------------------------
Metals  0.6%
      11,700   Cleveland-Cliffs, Inc.                                        190,710
       8,800   Commercial Metals Co.                                         266,200
       1,100   Quanex Corp.                                                   28,545
                                                                      --------------
                                                                             485,455

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Mining  0.2%
       6,200   Massey Energy Co.                                      $      127,100
       1,900   Newmont Mining Corp.                                           44,080
                                                                      --------------
                                                                             171,180
-------------------------------------------------------------------------------------
Paper & Packaging  0.2%
         600   Georgia-Pacific Corp.                                          16,656
       4,400   Longview Fibre Co.                                             48,400
       6,600   Pope & Talbot, Inc.                                            85,800
                                                                      --------------
                                                                             150,856
-------------------------------------------------------------------------------------
Steel-Producers  0.1%
       8,500   Allegheny Technologies, Inc.                                  125,800
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  0.8%
Telecommunications  0.8%
       8,200   Boston Communications Group, Inc.(a)                           75,850
      18,450   Metro One Telecommunications, Inc.(a)                         556,268
                                                                      --------------
                                                                             632,118
-------------------------------------------------------------------------------------
UTILITIES  4.4%
Miscellaneous Basic Industry  0.1%
       1,600   American States Water Co.                                      53,440
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  2.3%
       3,100   AGL Resources, Inc.                                            64,015
       4,000   Atmos Energy Corp.                                             86,200
      20,900   Avista Corp.                                                  250,591
      22,200   Energen Corp.                                                 543,900
         200   Enron Corp.                                                     2,780
       1,200   Kinder Morgan, Inc.                                            59,556
       2,500   Northwest Natural Gas Co.                                      59,750
       4,000   NUI Corp.                                                      81,400
       9,200   Piedmont Natural Gas Co., Inc.                                292,560
       6,400   Southwest Gas Corp.                                           131,840
      10,900   UGI Corp.                                                     315,010
                                                                      --------------
                                                                           1,887,602

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Utilities  2.0%
       2,000   Calpine Corp.(a)                                       $       49,500
      19,300   CMS Energy Corp.                                              415,143
         400   FirstEnergy Corp.                                              13,784
       3,600   Hawaiian Electric Industries, Inc.                            133,992
       1,700   Mirant Corp.(a)                                                44,200
       2,800   NiSource, Inc.                                                 66,500
       7,100   NorthWestern Corp.                                            136,675
         300   PPL Corp.                                                      10,245
       4,800   Public Service Co. of New Mexico                              117,600
       7,900   RGS Energy Group, Inc.                                        302,965
       3,400   UIL Holdings Corp.                                            167,790
      10,400   Unisource Energy Corp.                                        163,904
         700   UtiliCorp United, Inc.                                         20,741
                                                                      --------------
                                                                           1,643,039
                                                                      --------------
               Total common stocks (cost $74,519,254)                     80,701,299
                                                                      --------------
SHORT-TERM INVESTMENTS  2.2%
U.S. GOVERNMENT SECURITIES  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------------
              United States Treasury Bills
$       150   2.17%, 12/20/01(b)                                              149,586
         60   2.40%, 12/20/01(b)                                               59,835
                                                                       --------------
              Total U.S. government securities
               (cost $209,361)                                                209,421
                                                                       --------------
REPURCHASE AGREEMENT  1.9%
      1,558   Joint Repurchase Agreement Account
               2.58%, 11/1/01
               (cost $1,558,000; Note 5)                                    1,558,000
                                                                       --------------
              Total short-term investments (cost $1,767,361)                1,767,421
              Total Investments  100.7%
               (cost $76,286,615; Note 4)                                  82,468,720
              Liabilities in excess of other assets  (0.7%)                  (584,294)
                                                                       --------------
              Net Assets  100%                                         $   81,884,426
                                                                       --------------
                                                                       --------------

------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.
    22                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $76,286,615)                            $ 82,468,720
Cash                                                                       1,321
Receivable for investments sold                                        1,998,740
Receivable for Fund shares sold                                           69,227
Deferred expenses                                                         32,633
Dividends and interest receivable                                         22,515
Due from broker--variation margin                                         23,700
                                                                  ----------------
      Total assets                                                    84,616,856
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      1,636,141
Accrued expenses                                                         505,948
Payable for Fund shares reacquired                                       493,342
Distribution fees payable                                                 55,091
Management fee payable                                                    41,908
                                                                  ----------------
      Total liabilities                                                2,732,430
                                                                  ----------------
NET ASSETS                                                          $ 81,884,426
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      8,941
   Paid-in capital in excess of par                                  123,666,030
                                                                  ----------------
                                                                     123,674,971
   Accumulated net realized loss on investments                      (47,998,475)
   Net unrealized appreciation on investments                          6,207,930
                                                                  ----------------
Net assets, October 31, 2001                                        $ 81,884,426
                                                                  ----------------
                                                                  ----------------

    24                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($20,662,219 / 2,207,898 shares of common stock issued
      and outstanding)                                                     $9.36
   Maximum sales charge (5% of offering price)                               .49
                                                                  ----------------
   Maximum offering price to public                                        $9.85
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, and offering price and redemption price per share ($52,735,547 / 5,806,152 shares of common stock
      issued and outstanding)                                              $9.08
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($6,819,177 / 750,789 shares of common stock issued and
      outstanding)                                                         $9.08
   Sales charge (1% of offering price)                                       .09
                                                                  ----------------
   Offering price to public                                                $9.17
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,667,483 / 176,581 shares of common stock
      issued and outstanding)                                              $9.44
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     25

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                 October 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                       $    610,466
   Interest                                                              19,547
                                                                 ----------------
      Total income                                                      630,013
                                                                 ----------------
Expenses
   Management fee                                                       550,407
   Distribution fee--Class A                                             57,203
   Distribution fee--Class B                                            596,540
   Distribution fee--Class C                                             75,135
   Transfer agent's fees and expenses                                   169,000
   Custodian's fees and expenses                                        129,000
   Reports to shareholders                                              120,000
   Legal fees and expenses                                               60,000
   Registration fees                                                     40,000
   Amortization of deferred organizational expenses                      31,248
   Audit fee                                                             25,000
   Directors' fees and expenses                                          11,000
   Miscellaneous                                                          8,844
                                                                 ----------------
      Total operating expenses                                        1,873,377
   Loan interest expense                                                    752
                                                                 ----------------
      Total expenses                                                  1,874,129
                                                                 ----------------
Net investment loss                                                  (1,244,116)
                                                                 ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                            4,061,923
   Financial futures contracts                                           13,427
                                                                 ----------------
                                                                      4,075,350
                                                                 ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (8,982,418)
   Financial futures contracts                                           25,825
                                                                 ----------------
                                                                     (8,956,593)
                                                                 ----------------
Net loss on investments                                              (4,881,243)
                                                                 ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (6,125,359)
                                                                 ----------------
                                                                 ----------------

    26                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Changes in Net Assets

                                       Year          April 1, 2000           Year
                                      Ended             Through             Ended
                                 October 31, 2001   October 31, 2000    March 31, 2000
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
Operations
   Net investment loss            $   (1,244,116)    $     (937,891)    $     (856,572)
   Net realized gain (loss) on
      investments                      4,075,350         (7,343,044)       (18,481,318)
   Net change in unrealized
      appreciation/depreciation
      on investments                  (8,956,593)        15,119,430         50,276,862
                                 ----------------   ----------------   ----------------
   Net increase (decrease) in
      net assets resulting from
      operations                      (6,125,359)         6,838,495         30,938,972
                                 ----------------   ----------------   ----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold                            12,965,231          4,760,728         20,450,947
   Cost of shares reacquired         (21,992,852)       (19,252,667)      (114,601,474)
                                 ----------------   ----------------   ----------------
   Net decrease in net assets
      from Fund share
      transactions                    (9,027,621)       (14,491,939)       (94,150,527)
                                 ----------------   ----------------   ----------------
Total decrease                       (15,152,980)        (7,653,444)       (63,211,555)
NET ASSETS
Beginning of period                   97,037,406        104,690,850        167,902,405
                                 ----------------   ----------------   ----------------
End of period                     $   81,884,426     $   97,037,406     $  104,690,850
                                 ----------------   ----------------   ----------------
                                 ----------------   ----------------   ----------------

    See Notes to Financial Statements                                     27

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements

      Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM' or 'Manager'). Investment operations commenced on November 10, 1997. Subsequent to March 31, 2000 (the Fund's prior fiscal year-end), the Fund changed its fiscal year-end to October 31.

      The Fund's investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), formerly known as The Prudential Investment Corporation, in consultation with PIFM to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.
    28

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
                                                                          29

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Deferred Organization Expenses:    Approximately $154,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $1,244,116 and decrease paid-in capital in excess of par by $1,244,116 to reclassify net operating losses and non-deductible organizational costs during the fiscal year ended October 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and PIM, PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
    30

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.
      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

      PIMS has advised the Fund that it received approximately $26,200 and $9,200 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2001, it received approximately $169,400 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 millon to $930 million through December 31, 2001. Effective January 1,
                                                                          31

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the year ended October 31, 2001. The daily balance, for the one day the Fund had debt outstanding during the year was $4,514,000 at an interest rate of 6.00%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Fund incurred fees of approximately $153,700 for the services of PMFS. As of October 31, 2001, approximately $13,400 of such services were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $68,968,404 and $80,476,069, respectively.

      The cost basis of investments for federal income tax purposes as of October 31, 2001 was $77,246,581 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,222,139 (gross unrealized appreciation--$14,338,715; gross unrealized depreciation--$9,116,576).

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001, of approximately $47,012,700, of which $39,314,000 expires in 2007, and $7,698,700 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of the aggregate of such amounts.

      During the year ended October 31, 2001, the Fund entered into financial futures contracts. Details of open contracts at October 31, 2001 are as follows:

                                                            Value at        Value at        Unrealized
    Number of                               Expiration     October 31,       Trade        Appreciation/
    Contracts                Type              Date           2001            Date        (Depreciation)
------------------    ------------------    ----------     -----------     ----------     --------------
Long Positions:
                      Russell 2000 Index
6                       Future                 Dec. 01     $ 1,285,950     $1,260,125        $ 25,825
                                                                                          --------------

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2001, the Fund had a .3% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $1,558,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets, 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,701.

      Salomon Smith Barney, Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares. As of October 31, 2001, PIFM owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.
                                                                          33

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     660,545    $   6,414,006
Shares reacquired                                              (957,591)      (9,339,531)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (297,046)      (2,925,525)
Shares issued upon conversion from Class B                       25,263          252,994
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (271,783)   $  (2,672,531)
                                                            -----------    -------------
                                                            -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                     207,176    $   2,005,375
Shares reacquired                                              (638,023)      (6,099,364)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (430,847)      (4,093,989)
Shares issued upon conversion from Class B                       27,460          273,777
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (403,387)   $  (3,820,212)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                   1,766,896    $  15,129,661
Shares reacquired                                            (5,195,169)     (43,996,626)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,428,273)     (28,866,965)
Shares issued upon conversion from Class B                       29,878          257,051
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,398,395)   $ (28,609,914)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                     403,420    $   3,924,538
Shares reacquired                                            (1,056,686)     (10,150,677)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (653,266)      (6,226,139)
Shares reacquired upon conversion into Class A                  (25,907)        (252,994)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (679,173)   $  (6,479,133)
                                                            -----------    -------------
                                                            -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                     173,378    $   1,641,812
Shares reacquired                                            (1,231,551)     (11,463,197)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,058,173)      (9,821,385)
Shares reacquired upon conversion into Class A                  (28,014)        (273,777)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,086,187)   $ (10,095,162)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     454,770    $   3,782,849
Shares reacquired                                            (6,708,108)     (55,819,897)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (6,253,338)     (52,037,048)
Shares reacquired upon conversion into Class A                  (30,287)        (257,051)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (6,283,625)   $ (52,294,099)
                                                            -----------    -------------
                                                            -----------    -------------

    34

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     147,760    $   1,417,303
Shares reacquired                                              (195,585)      (1,914,753)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (47,825)   $    (497,450)
                                                            -----------    -------------
                                                            -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                      60,382    $     577,052
Shares reacquired                                              (145,438)      (1,355,134)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (85,056)   $    (778,082)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                      64,274    $     542,300
Shares reacquired                                            (1,209,740)      (9,983,869)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,145,466)   $  (9,441,569)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                     121,599    $   1,209,384
Shares reacquired                                               (59,219)        (587,891)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    62,380    $     621,493
                                                            -----------    -------------
                                                            -----------    -------------
April 1, 2000 through October 31, 2000:
Shares sold                                                      55,306    $     536,489
Shares reacquired                                               (34,547)        (334,972)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    20,759    $     201,517
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 2000:
Shares sold                                                     118,464    $     996,137
Shares reacquired                                              (577,137)      (4,801,082)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (458,673)   $  (3,804,945)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.98
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (.54)
                                                                     --------
   Total from investment operations                                      (.62)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $   9.36
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                        (6.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 20,662
Average net assets (000)                                             $ 22,881
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.50%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.25%
   Net investment income (loss)                                          (.81)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 75%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    36                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                        Class A
----------------------------------------------------------------------------------------
   April 1, 2000              Year Ended March 31,            November 10, 1997(a)
      Through           ---------------------------------           Through
October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------
      $  9.28              $   7.44           $  10.95              $  10.00
     --------           --------------     --------------         ----------
         (.06)                 (.01)               .03                   .02
          .76                  1.85              (3.41)                  .94
     --------           --------------     --------------         ----------
          .70                  1.84              (3.38)                  .96
     --------           --------------     --------------         ----------
           --                    --                 --                  (.01)
           --                    --               (.13)                   --
     --------           --------------     --------------         ----------
      $  9.98              $   9.28           $   7.44              $  10.95
     --------           --------------     --------------         ----------
     --------           --------------     --------------         ----------
         7.54%                24.73%            (31.00)%                9.60%
      $24,749              $ 26,741           $ 46,736              $115,621
      $25,180              $ 38,047           $ 82,332              $106,453
         1.70%(b)              1.45%              1.26%                 1.22%(b)
         1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.07)%(b)             (.07)%              .16%                  .47%(b)
           87%                   66%               106%                   39%

    See Notes to Financial Statements                                     37

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.77
                                                                     --------
Income from investment operations
Net investment loss                                                      (.15)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (.54)
                                                                     --------
   Total from investment operations                                      (.69)
                                                                     --------
Less distributions
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $   9.08
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                        (7.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 52,736
Average net assets (000)                                             $ 59,654
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.25%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.25%
   Net investment loss                                                  (1.56)%

------------------------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    38                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                        Class B
----------------------------------------------------------------------------------------
   April 1, 2000              Year Ended March 31,            November 10, 1997(a)
      Through           ---------------------------------           Through
October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------
      $  9.12              $   7.37           $  10.93              $  10.00
     --------           --------------     --------------         ----------
         (.10)                 (.07)              (.06)                 (.01)
          .75                  1.82              (3.37)                  .94
     --------           --------------     --------------         ----------
          .65                  1.75              (3.43)                  .93
     --------           --------------     --------------         ----------
           --                    --               (.13)                   --
     --------           --------------     --------------         ----------
      $  9.77              $   9.12           $   7.37              $  10.93
     --------           --------------     --------------         ----------
     --------           --------------     --------------         ----------
         7.13%                23.91%            (31.61)%                9.31%
      $63,340              $ 69,023           $102,094              $196,671
      $64,967              $ 89,474           $158,085              $170,484
         2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.82)%(b)             (.82)%             (.58)%                (.29)%(b)

    See Notes to Financial Statements                                     39

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.77
                                                                     -------
Income from investment operations
Net investment loss                                                     (.15)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (.54)
                                                                     -------
   Total from investment operations                                     (.69)
                                                                     -------
Less distributions
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $ 9.08
                                                                     -------
                                                                     -------
TOTAL RETURN(c):                                                       (7.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $6,819
Average net assets (000)                                              $7,514
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.25%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.25%
   Net investment loss                                                 (1.56)%

------------------------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    40                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                        Class C
----------------------------------------------------------------------------------------
   April 1, 2000              Year Ended March 31,            November 10, 1997(a)
      Through           ---------------------------------           Through
October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------
      $  9.12              $   7.37           $  10.93              $  10.00
     --------           --------------     --------------         ----------
         (.10)                 (.07)              (.08)                 (.01)
          .75                  1.82              (3.35)                  .94
     --------           --------------     --------------         ----------
          .65                  1.75              (3.43)                  .93
     --------           --------------     --------------         ----------
           --                    --               (.13)                   --
     --------           --------------     --------------         ----------
      $  9.77              $   9.12           $   7.37              $  10.93
     --------           --------------     --------------         ----------
     --------           --------------     --------------         ----------
         7.13%                23.91%            (31.61)%                9.31%
      $ 7,800              $  8,056           $ 14,951              $ 36,628
      $ 7,694              $ 11,845           $ 27,182              $ 34,000
         2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.82)%(b)             (.82)%             (.59)%                (.29)%(b)

    See Notes to Financial Statements                                     41

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                       Year
                                                                      Ended
                                                               October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $10.05
                                                                     -------
Income from investment operations
Net investment income (loss)                                            (.06)
 Net realized and unrealized gain (loss) on investment
 transactions                                                           (.55)
                                                                     -------
   Total from investment operations                                     (.61)
                                                                     -------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $ 9.44
                                                                     -------
                                                                     -------
TOTAL RETURN(c):                                                      (6.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $1,667
Average net assets (000)                                              $1,686
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.25%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.25%
   Net investment income (loss)                                         (.56)%

------------------------------
(a) Commencement of offering of Class Z shares.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
(d) Calculated based on average shares outstanding during the period.
    42                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
   April 1, 2000              Year Ended March 31,            November 10, 1997(a)
      Through           ---------------------------------           Through
October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------
      $  9.33              $   7.46           $  10.96              $  10.00
     --------           --------------     --------------         ----------
         (.05)                 (.02)               .05                   .02
          .77                  1.89              (3.42)                  .95
     --------           --------------     --------------         ----------
          .72                  1.87              (3.37)                  .97
     --------           --------------     --------------         ----------
           --                    --                 --                  (.01)
           --                    --               (.13)                   --
     --------           --------------     --------------         ----------
      $ 10.05              $   9.33           $   7.46              $  10.96
     --------           --------------     --------------         ----------
     --------           --------------     --------------         ----------
         7.72%                25.07%            (30.88)%                9.74%
      $ 1,148              $    872           $  4,121              $  4,039
      $   855              $  1,847           $  5,315              $  2,709
         1.45%(b)              1.20%              1.01%                  .97%(b)
         1.45%(b)              1.20%              1.01%                  .97%(b)
         (.83)%(b)              .22%               .43%                  .51%(b)

    See Notes to Financial Statements                                     43

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Tax-Managed Small-Cap Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund') at October 31, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2001
    44

Prudential Tax-Managed Small-Cap Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
----------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
            www.PruFN.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential mutual funds.

Prudential Tax-Managed Small-Cap Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these
reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

           www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential Tax-Managed Small-Cap Fund, Inc.

Class A  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge         -10.90%          -2.51%
Without Sales Charge       -6.21%          -1.24%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-Managed
Small-Cap Fund, Inc. (Class A shares) with a similar investment in the Standard &
Poor's SmallCap 600 Stock Price Index (S&P
SmallCap 600 Index) by portraying the
initial account values at the commencement of operations of Class A shares (November
10, 1997) and the account values at the
end of the current fiscal year (October
31, 2001), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) the maximum applicable
front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P SmallCap 600 Index is an
unmanaged, market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P
SmallCap 600 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P SmallCap
600 Index may differ substantially from
the securities in the Fund's portfolio.
The S&P SmallCap 600 Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

     www.PruFN.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge         -11.71%         -2.50%
Without Sales Charge       -7.06%         -2.01%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-Managed
Small-Cap Fund, Inc. (Class B shares)
with a similar investment in the Standard
& Poor's SmallCap 600 Stock Price Index
(S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class B shares (November
10, 1997) and the account values at the
end of the current fiscal year (October
31, 2001), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on
October 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions
were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P SmallCap 600 Index is an
unmanaged, market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P
SmallCap 600 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P SmallCap
600 Index may differ substantially from
the securities in the Fund's portfolio.
The S&P SmallCap 600 Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

Prudential Tax-Managed Small-Cap Fund, Inc.

Class B  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge         -8.91%          -2.26%
Without Sales Charge      -7.06%          -2.01%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-Managed
Small-Cap Fund, Inc. (Class C shares) with a similar investment in the Standard &
Poor's SmallCap 600 Stock Price Index (S&P
SmallCap 600 Index) by portraying the
initial account values at the commencement of operations of Class C shares (November
10, 1997) and the account values at the
end of the current fiscal year (October
31, 2001), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P SmallCap 600 Index is an
unmanaged, market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P
SmallCap 600 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P SmallCap
600 Index may differ substantially from
the securities in the Fund's portfolio.
The S&P SmallCap 600 Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

    www.PruFN.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
                          -6.07%          -1.03%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Tax-Managed
Small-Cap Fund, Inc. (Class Z shares) with a similar investment in the Standard &
Poor's SmallCap 600 Stock Price Index (S&P
SmallCap 600 Index) by portraying the
initial account values at the commencement of operations of Class Z shares (November
10, 1997) and the account values at the
end of the current fiscal year (October
31, 2001), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P SmallCap 600 Index is an
unmanaged, market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P
SmallCap 600 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P SmallCap
600 Index may differ substantially from
the securities in the Fund's portfolio.
The S&P SmallCap 600 Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      Nasdaq       CUSIP
Class A           PQVAX      74437J106
Class B           PQVBX      74437J205
Class C           PQVCX      74437J304
Class Z           PSQZX      74437J403
MF176E          IFS-A067565